UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2009

THE DAVEY TREE EXPERT COMPANY

(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)

(330) 673-9511
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2009, Karl J. Warnke was appointed Chairman of the Board of The Davey Tree Expert Company.

As part of the Company’s leadership transition, Mr. Warnke, a 29-year Davey Tree employee adds Chairman to his responsibilities as President and Chief Executive Officer. Mr. Warnke succeeds Mr. R. Douglas Cowan who served as Davey Tree’s Chairman of the Board for 12 years. Mr. Cowan continues to serve as a member of the Board.

Mr. Warnke’s biographical information contained in our 2009 Proxy Statement is incorporated by reference into this Item 5.02.

A copy of the press release, dated May 20, 2009, announcing these changes is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of The Davey Tree Expert Company, dated May 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:  /s/ David E. Adante
David E. Adante
Executive Vice President, Chief Financial Officer and Secretary

Date:  May 20, 2009